DELAWARE GROUP® INCOME FUNDS

Delaware Extended Duration Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated November 28, 2012

Effective December 4, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul A. Matlack, CFA	Senior Vice President, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2012.